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                                                                   Exhibit 10.13

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (the "Agreement"), is entered into as of _____, 2000, by and among Tumbleweed Communications Corp. (the "Company"), Jeffrey C. Smith, Jean-Christophe D. Bandini (Messrs. Smith and Bandini, collectively, referred to herein as the "Founder Selling Stockholders"), Joseph
C. Consul ("Mr. Consul"), and Hikari Tsushin, Inc. ("Hikari"). Capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Underwriting Agreement (as defined below).

     In consideration of the mutual promises, representations, warranties and conditions set forth in this Agreement and as contemplated to be set forth in that certain Underwriting Agreement (the "Underwriting Agreement"), to be entered into by and among the Company, the Founder Selling Stockholders, Mr. Consul, Hikari and certain other stockholders of the Company and certain underwriters for the Company, on such date as the Company's Registration Statement on Form S-1 (No. 333-41188) (the "Registration Statement") has been declared effective by the Securities and Exchange Commission, the parties hereto agree as follows:

     1. To the extent permitted by law, the Company will indemnify and hold harmless each of the Founder Selling Stockholders against any losses, claims, damages, or liabilities (joint or several) to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any inaccuracy in the representations and warranties made on the part of the Company and each Founder Selling Stockholder pursuant to Section 2(a) of the Underwriting Agreement; and the Company will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.


     2. To the extent permitted by law, the Company will indemnify and hold harmless each of the Founder Selling Stockholders, Mr. Consul and Hikari, the partners, officers, directors and legal counsel of Hikari, and each person, if any, who controls Hikari, against any losses, claims, damages, or liabilities (joint or several) to

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which they may become subject under the Securities Act, the Exchange Act or other federal or state law, or pursuant to the terms of the Underwriting Agreement, insofar as such losses, claims, damages or liabilities (or actions in respect thereof), including a request for indemnification by an underwriter, arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company or the Registration Statement or any preliminary prospectus of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the public offering to be conducted pursuant to the the Registration Statement; and the Company will reimburse each such person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration by such person, or partner, officer, director, or controlling person of such person.

     3. Promptly after receipt by an indemnified party under Sections 1 or 2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Sections 1 or 2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice


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to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under Section 1 or 2, as applicable, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under Sections 1 or 2.

     4. If the indemnification provided for in either Sections 1 or 2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, with respect to Violations under Section 2 whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by each of the Founder Selling Stockholders, Mr. Consul and Hikari hereunder exceed the net proceeds from the offering received by such person.

     5. The obligations of the parties to this Agreement shall survive completion of any offering of securities pursuant to the Registration Statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnifying party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.


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     In witness whereof, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof:


By:_______________________
         Jeffrey C. Smith


By:_______________________
         Jean-Christophe D. Bandini


By:_______________________
         Joseph C. Consul


Hikari Tsushin, Inc.



By:_______________________
     Name:
     Title:



Tumbleweed Communications Corp.



By:_______________________
     Bernard J. Cassidy
     Vice President, General Counsel and Secretary


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